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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                            May 4, 2007 (May 4, 2007)
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                Date of Report (Date of earliest event reported)


                                  QUOVADX, INC.
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               (Exact Name of Registrant as Specified in Charter)



         Delaware                       000-29273             85-0373486
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(State or Other Jurisdiction of  (Commission File Number)    (IRS Employer
        Incorporation)                                    Identification Number)


                        7600 E. Orchard Road, Suite 300S
                          Greenwood Village, CO 80111
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                    (Address of principal executive offices)


                                 (303) 488-2019
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              (Registrant's telephone number, including area code)

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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition

On May 4, 2007, Quovadx, Inc., a Delaware corporation (the "Registrant" or "Company"), issued a press release announcing its financial results for its first quarter ended March 31, 2007. The press release is attached as Exhibit
99.1 to this Form 8-K, the text of which is incorporated herein by reference.

Exhibit 99.1 to this Form 8-K contains "non-GAAP financial measure(s)" as defined in Item 10 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The non-GAAP financial measures include:
     o EBITDA for each division for the three months ended March 31, 2007, December 31, 2006, September 30, 2006, June 30, 2006 and March 31, 2006; and
     o Days sales outstanding, or DSO, on March 31, 2007, December 31, 2006, and March 31, 2006.
These non-GAAP measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with Generally Accepted Accounting Principles in the United States ("GAAP").

         Reconciliations of EBITDA for each business division for the three months ended March 31, 2007, December 31, 2006, September 30, 2006, June 30, 2006 and March 31, 2006; as compared to the most directly similar GAAP financial measures, are presented in the EBITDA reconciliation tables below. DSO is calculated as: net outstanding accounts and unbilled receivables at the end of the quarter divided by total revenue for the quarter, multiplied by 90.

         The Company believes that such presentation provides useful information to management and to investors.


Quovadx, Inc.
Selected Financial Information by Division
(in thousands)
(Unaudited)

                                          --------------------------------------------------------------------
Integration Solutions Division (ISD)                                Three Months Ended
                                          --------------------------------------------------------------------
                                          3/31/07        12/31/06        9/30/06        6/30/06        3/31/06
Revenue:                                  --------------------------------------------------------------------
  Software license                        $ 1,518         $ 2,984        $ 1,558        $ 1,866        $ 1,985
  Professional services                     1,543           1,409          1,550          1,003          1,163
  Recurring services                        3,439           6,745          6,545          6,171          6,649
                                          --------------------------------------------------------------------
     Total revenue                          6,500          11,138          9,653          9,040          9,797
Gross profit                                4,244           6,217          4,427          3,677          3,818
Gross margin %                                65%             56%            46%            41%            39%
                                          --------------------------------------------------------------------
Income from operations [1]                $   886         $ 2,736        $ 1,204        $   424        $   378
                                          ====================================================================

Depreciation and amortization                 614             572            984          1,308          1,252
                                          --------------------------------------------------------------------
EBITDA                                    $ 1,500         $ 3,308        $ 2,188        $ 1,732        $ 1,630
                                          ====================================================================

Capitalized Software Additions            $   243         $   248        $   285        $   440        $   331
                                          ====================================================================

Rogue Wave Software Division

Revenue:
  Software license                        $ 3,602         $ 4,442        $ 4,021        $ 4,531        $ 3,545
  Professional services                       392             360            273            194            156
  Recurring services                        2,962           2,892          2,733          2,992          2,878
                                          --------------------------------------------------------------------
     Total revenue                          6,956           7,694          7,027          7,717          6,579
Gross profit                                5,941           6,440          6,084          6,743          5,705
Gross margin %                                85%             84%            87%            87%            87%
                                          --------------------------------------------------------------------
Income from operations [1]                $ 1,464         $ 1,742        $ 2,283        $ 2,506        $ 2,239
                                          ====================================================================

Depreciation and amortization                 846             988          1,034          1,003            924
                                          --------------------------------------------------------------------
EBITDA                                    $ 2,310         $ 2,730        $ 3,317        $ 3,509        $ 3,163
                                          ====================================================================

Capitalized Software Additions            $   529         $   594        $   571        $   460        $   605
                                          ====================================================================

[1] Does not include allocation of corporate overhead

The information in this Item 2.02 of this Form 8-K and the related Exhibit 99.1 is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. The information in this Item 2.02 of this Form 8-K also shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

Item 9.01   Financial Statements and Exhibits.

(c) Exhibits.

    Exhibit
    Number       Description
--------------   ---------------------------------------------------------------
     99.1        Press release of the Registrant, dated May 4, 2007

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2007

                                          QUOVADX, INC.


                                          By: /s/  Linda K. Wackwitz
                                              ----------------------------------
                                              Linda K. Wackwitz
                                              Executive Vice President,
                                              Chief Legal Officer and Secretary

                                  EXHIBIT INDEX

    Exhibit
    Number       Description
--------------   ---------------------------------------------------------------
     99.1        Press release of the Registrant, dated May 4, 2007